Exhibit 8.1

SUBSIDIARIES OF HAFNIA LIMITED – EXHIBIT 8.1

Entity Name	Jurisdiction of Formation	Proportion of ownership interest
BW Aldrich Pte. Ltd.	Singapore	100%
BW Clearwater Pte. Ltd.	Singapore	100%
BW Causeway Pte. Ltd.	Singapore	100%
BW Fleet Management Pte. Ltd.	Singapore	100%
BW Stanley Pte. Ltd.	Singapore	100%
Hafnia Pools Pte. Ltd.	Singapore	100%
BW Silvermine Pte. Ltd.	Singapore	100%
BW Pacific Management Pte. Ltd.	Singapore	100%
Hafnia SG Pte. Ltd.	Singapore	100%
Hafnia Tankers Marshall Islands Pte. Ltd.	Singapore	100%
Hafnia Tankers Singapore Holding Pte. Ltd.	Singapore	100%
Hafnia Tankers Singapore Sub-Holding Pte. Ltd.	Singapore	100%
Hafnia Tankers ApS	Denmark	100%
Hafnia Tankers Shipholding Alpha Pte. Ltd.	Singapore	100%
Hafnia One Pte. Ltd.	Singapore	100%
Hafnia Tankers Singapore Pte. Ltd.	Singapore	100%
Hafnia Tankers Shipholding Singapore Pte. Ltd.	Singapore	100%
Hafnia Tankers Shipholding 2 Singapore Pte. Ltd.	Singapore	100%
Hafnia Tankers Chartering Singapore Pte. Ltd.	Singapore	100%
Hafnia Tankers Services Singapore Pte. Ltd.	Singapore	100%
Hafnia SARL	Monaco	100%
Hafnia Holding I Pte. Ltd.	Singapore	100%
Hafnia Holding II Pte. Ltd.	Singapore	100%
Hafnia Middle East DMCC	UAE	100%
Hafnia Chemical Tankers Pte. Ltd.	Singapore	100%
Hafnia US, LLC	United States of America	100%
Hafnia Chem Shipholding Pte. Ltd.	Singapore	100%
Vista Shipping Pte. Ltd.	Singapore	50%
Vista Shipholding I Pte. Ltd.	Singapore	50%
Vista Shipholding II Pte. Ltd.	Singapore	50%
Vista Shipholding III Pte. Ltd.	Singapore	50%
Vista Shipholding IV Pte. Ltd.	Singapore	50%
Vista Shipholding V Pte. Ltd.	Singapore	50%
Vista Shipholding VI Pte. Ltd.	Singapore	50%
Vista Shipholding VII Pte. Ltd.	Singapore	50%
Vista Shipholding VIII Pte. Ltd.	Singapore	50%
Vista Shipholding IX Pte. Ltd.	Singapore	50%
Vista Shipholding X Pte. Ltd.	Singapore	50%
Vista Shipping HK Limited	Hong Kong	50%
Vista Shipping US, LLC	United States of America	50%
H&A Shipping Pte. Ltd.	Singapore	50%
Yellow Star Shipping Pte. Ltd	Singapore	50%

Green Stars Shipping Pte. Ltd	Singapore	50%
Chemical Tankers Inc	Marshall Islands	100%
Chemical Tankers SubHoldCo Inc	Marshall Islands	100%
Chemical Tankers (A-Ships) Inc	Marshall Islands	100%
Chemical Tankers 1 Inc	Marshall Islands	100%
Chemical Tankers 2 Inc	Marshall Islands	100%
Chemical Tankers 3 Inc	Marshall Islands	100%
Chemical Tankers 4 Inc	Marshall Islands	100%
Chemical Tankers 5 Inc	Marshall Islands	100%
Chemical Tankers 6 Inc	Marshall Islands	100%
Chemical Tankers 7 Inc	Marshall Islands	100%
Chemical Tankers 8 Inc	Marshall Islands	100%
Chemical Tankers 9 Inc	Marshall Islands	100%
Chemical Tankers 10 Inc	Marshall Islands	100%
Chemical Tankers 11 Inc	Marshall Islands	100%
Chemical Tankers 12 Inc	Marshall Islands	100%
Chemical Tankers 13 Inc	Marshall Islands	100%
Chemical Tankers 14 Inc	Marshall Islands	100%
Chemical Tankers 15 Inc	Marshall Islands	100%
Chemical Tankers 16 Inc	Marshall Islands	100%
Chemical Tankers 17 Inc	Marshall Islands	100%
Chemical Tankers 18 Inc	Marshall Islands	100%
Chemical Tankers 19 Inc	Marshall Islands	100%
Chemical Tankers 20 Inc	Marshall Islands	100%
Chemical Tankers 21 Inc	Marshall Islands	100%
Chemical Tankers 22 Inc	Marshall Islands	100%
Chemical Tankers 23 Inc	Marshall Islands	100%
Chemical Tankers 24 Inc	Marshall Islands	100%
Chemical Tankers 25 Inc	Marshall Islands	100%
Chemical Tankers 26 Inc	Marshall Islands	100%
Chemical Tankers 27 Inc	Marshall Islands	100%
Chemical Tankers 28 Inc	Marshall Islands	100%
Chemical Tankers 29 Inc	Marshall Islands	100%
Chemical Tankers 30 Inc	Marshall Islands	100%
Chemical Tankers 31 Inc	Marshall Islands	100%
Chemical Tankers 32 Inc	Marshall Islands	100%
Chemical Tankers 35 Inc	Marshall Islands	100%
Chemical Tankers 36 Inc	Marshall Islands	100%
Chemical Tankers 37 Inc	Marshall Islands	100%
Chemical Tankers 38 Inc	Marshall Islands	100%
Chemical Tankers 39 Inc	Marshall Islands	100%
Ecomar Shipholding S.A.S	France	50%
Ecomar Alpha S.A.S	France	50%
Ecomar Bravo S.A.S	France	50%
Ecomar Charlie S.A.S	France	50%
Ecomar Delta S.A.S	France	50%
Seascale Energy Pte. Ltd.	Singapore	50%
3050 Ventures Pte. Ltd.	Singapore	50%
Complexio Limited	United Kingdom	36.7%